Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of January 31, 2023

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:
●
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

●	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
●	was more than 120 days past the final disbursement;
●	was not more than 210 days past due;
●	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
●	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2023, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,172,763 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 3 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

2003-1

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$292,111,254
Aggregate Outstanding Principal Balance – Treasury Bill	$43,541,410
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.91%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$248,569,845
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.09%
Number of Borrowers	$5,530
Average Outstanding Principal Balance Per Borrower	52,823
Number of Loans	9,648
Average Outstanding Principal Balance Per Loan – Treasury Bill	$52,777
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	28,173
Weighted Average Remaining Term to Scheduled Maturity	207 months
Weighted Average Annual Interest Rate	$7.43%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	0	0	0.0
3.51% to 4.00%	0	0	0.0
4.01% to 4.50%	1	29,237	*
4.51% to 5.00%	8	37,226	*
5.01% to 5.50%	143	1,632,549	0.6
5.51% to 6.00%	864	16,709,278	5.7
6.01% to 6.50%	1,804	36,797,714	12.6
6.51% to 7.00%	2,830	69,997,151	24.0
7.01% to 7.50%	548	17,167,771	5.9
7.51% to 8.00%	1,355	51,979,648	17.8
8.01% to 8.50%	1,839	78,567,129	26.9
Equal to or greater than 8.51%	256	19,193,553	6.6

Total	10,499	$292,111,254	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	585	$1,423,456	0.5%
$ 5,000.00-$9,999.99	508	3,768,231	1.3
$10,000.00-$14,999.99	543	6,760,478	2.3
$15,000.00-$19,999.99	440	7,629,404	2.6
$20,000.00-$24,999.99	344	7,731,991	2.6
$25,000.00-$29,999.99	327	8,981,230	3.1
$30,000.00-$34,999.99	318	10,306,455	3.5
$35,000.00-$39,999.99	265	9,882,154	3.4
$40,000.00-$44,999.99	239	10,169,218	3.5
$45,000.00-$49,999.99	185	8,748,666	3.0
$50,000.00-$54,999.99	185	9,728,858	3.3
$55,000.00-$59,999.99	118	6,779,193	2.3
$60,000.00-$64,999.99	120	7,513,148	2.6
$65,000.00-$69,999.99	102	6,903,310	2.4
$70,000.00-$74,999.99	93	6,735,325	2.3
$75,000.00-$79,999.99	99	7,675,798	2.6
$80,000.00-$84,999.99	84	6,938,351	2.4
$85,000.00-$89,999.99	74	6,472,600	2.2
$90,000.00-$94,999.99	60	5,530,450	1.9
$95,000.00-$99,999.99	48	4,698,973	1.6
$100,000.00 and above	793	147,733,966	50.6

Total	5,530	$292,111,254	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	9,002	$265,492,266	90.9%
31-60 days	174	6,231,469	2.1
61-90 days	130	6,631,590	2.3
91-120 days	85	3,958,938	1.4
121-150 days	41	2,232,529	0.8
151-180 days	47	1,315,581	0.5
181-210 days	28	779,500	0.3
Greater than 210 days	141	5,469,382	1.9

Total	9,648	$292,111,254	100.0%

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	74	$35,867	*
4 to 12	263	382,290	0.1%
13 to 24	366	1,052,032	0.4
25 to 36	409	2,172,594	0.7
37 to 48	578	4,046,236	1.4
49 to 60	723	5,910,546	2.0
61 to 72	471	5,173,165	1.8
73 to 84	394	5,310,715	1.8
85 to 96	418	6,721,430	2.3
97 to 108	554	10,467,814	3.6
109 to 120	678	12,815,570	4.4
121 to 132	555	14,262,502	4.9
133 to 144	428	14,173,102	4.9
145 to 156	403	13,624,817	4.7
157 to 168	442	16,538,039	5.7
169 to 180	350	12,738,211	4.4
181 to 192	280	12,581,016	4.3
193 to 204	231	10,266,267	3.5
205 to 216	219	11,584,100	4.0
217 to 228	176	8,578,655	2.9
229 to 240	145	7,944,648	2.7
241 to 252	124	6,957,978	2.4
253 to 264	92	4,848,423	1.7
265 to 276	126	8,093,762	2.8
277 to 288	91	5,623,913	1.9
289 to 300	293	22,348,352	7.7
301 to 312	688	59,362,464	20.3
313 to 324	18	2,010,383	0.7
325 to 336	8	864,452	0.3
337 to 348	9	1,139,846	0.4
349 to 360	15	2,606,910	0.9
361 and above	27	1,875,158	0.6

Total	9,648	$292,111,254	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	240	$6,577,785	2.3%
Forbearance	995	44,175,896	15.1
Repayment
First year in repayment	73	4,760,225	1.6
Second year in repayment	48	3,795,307	1.3
Third year in repayment	103	8,622,909	3.0
More than 3 years in repayment	8,189	224,179,132	76.7

Total	9,648	$292,111,254	100.0%

(1) Of the trust student loans in forbearance status, approximately 39 loans with an aggregate outstanding principal balance of $1,760,706, representing 0.60% of the pool by principal balance, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

●	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

●	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 141.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-1

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.1	-	211.6
Forbearance	-	7.2	222.5
Repayment	-	-	201.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $6,577,785 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $4,677,112 or approximately 71.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

2003-1

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	156	$4,439,532	1.5%
Alaska	10	280,481	0.1
Arizona	225	7,771,688	2.7
Arkansas	135	3,420,827	1.2
California	1,123	38,304,254	13.1
Colorado	187	4,513,674	1.5
Connecticut	65	1,562,665	0.5
Delaware	23	341,061	0.1
District of Columbia	26	590,752	0.2
Florida	584	20,602,018	7.1
Georgia	367	14,215,624	4.9
Hawaii	25	729,316	0.2
Idaho	55	1,818,951	0.6
Illinois	447	12,377,387	4.2
Indiana	135	3,198,047	1.1
Iowa	51	1,248,362	0.4
Kansas	207	6,357,124	2.2
Kentucky	82	3,031,257	1.0
Louisiana	422	12,014,325	4.1
Maine	29	1,193,002	0.4
Maryland	193	6,251,524	2.1
Massachusetts	161	3,169,783	1.1
Michigan	332	11,007,094	3.8
Minnesota	204	4,493,310	1.5
Mississippi	132	3,837,654	1.3
Missouri	284	8,530,579	2.9
Montana	37	435,403	0.1
Nebraska	42	1,294,551	0.4
Nevada	92	2,335,246	0.8
New Hampshire	27	602,478	0.2
New Jersey	138	4,185,321	1.4
New Mexico	31	1,105,017	0.4
New York	342	10,612,639	3.6
North Carolina	163	5,421,965	1.9
North Dakota	5	228,879	0.1
Ohio	53	875,808	0.3
Oklahoma	277	7,040,778	2.4
Oregon	229	7,754,113	2.7
Pennsylvania	210	5,360,302	1.8
Rhode Island	12	317,855	0.1
South Carolina	89	3,231,230	1.1
South Dakota	8	254,105	0.1
Tennessee	240	7,322,960	2.5
Texas	1,062	30,514,457	10.4
Utah	44	1,284,748	0.4
Vermont	5	180,976	0.1
Virginia	202	6,400,878	2.2
Washington	339	9,839,794	3.4
West Virginia	24	640,110	0.2
Wisconsin	220	6,757,342	2.3
Wyoming	15	282,891	0.1
Other	82	2,531,120	0.9

Total	9,648	$292,111,254	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

2003-1

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-1

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	4,112	$105,719,115	36.2%
Other Repayment Options(1)	3,490	75,204,382	25.7
Income-driven Repayment(2)	2,046	111,187,758	38.1

Total	9,648	$292,111,254	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 121 loans with an aggregate outstanding principal balance of $5,888,696 currently in an interest-only period.  These interest-only loans represent approximately 2.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	4,846	$123,003,697	42.1%
Unsubsidized	4,802	169,107,558	57.9

Total	9,648	$292,111,254	100.0%

2003-1

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	29	$769,387	0.3%
October 1, 1993 through June 30, 2006	9,619	291,341,867	99.7
July 1, 2006 and later	0	0	0.0

Total	9,648	$292,111,254	100.0%

2003-1

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	579	$8,599,188	2.9%
College Assist	19	464,183	0.2
Educational Credit Management Corporation	1,041	29,999,411	10.3
Great Lakes Higher Education Corporation	4,979	161,750,238	55.4
Kentucky Higher Educ. Asst. Auth.	155	4,512,369	1.5
Michigan Guaranty Agency	191	5,193,131	1.8
New York State Higher Ed Services Corp	506	14,808,269	5.1
Oklahoma Guaranteed Stud Loan Prog	284	7,215,164	2.5
Pennsylvania Higher Education Assistance Agency	1,054	34,112,435	11.7
Texas Guaranteed Student Loan Corp	840	25,456,866	8.7
Total	9,648	$292,111,254	100.0%

2003-1